                            SCHEDULE 14C INFORMATION

                  Information Statement Pursuant to Section 14C
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2)

[X] Definitive Information Statement

                           SENIOR CARE INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:


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                           SENIOR CARE INDUSTRIES, INC.
                             410 Broadway, 2nd Floor
                             Laguna Beach, CA 92651

                       Notice of Action by Written Consent
                     of a Majority of the Outstanding Stock

To Shareholders of Senior Care Industries, Inc.:

         Senior Care Industries, Inc. ("Senior Care") hereby gives notice to its stockholders that the holders of a majority of the outstanding shares of common and preferred stock of Senior Care have by written consent voted to amend the Articles of Incorporation to increase the number of shares outstanding from a total of 110,000,000 with 100,000,000 being common shares with a par value of $.001 and 10,000,000 preferred shares with a par value of $.001 to a total of 220,000,000 with 200,000,000 being common shares with a par value of $.001 and 20,000,000 of preferred shares with a par value of $.001; and

        These actions will not be effective until a date which is at least thirty (30) days after Senior Care files the Definitive Information Statement.

        You have the right to receive this notice if you were a shareholder of record of either common or preferred stock of Senior Care at the close of business on the date of this notice [the "Record Date"].

Laguna Beach, California
June 24, 2002

                                            /s/ Mervyn A. Phelan, Sr.
                                            ------------------------------------
                                            Mervyn A. Phelan, Sr.
                                            Chief Executive Officer
                                            & Chairman of the Board of Directors

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To our shareholders:

Why have I received these materials?
------------------------------------

The company is required to inform everybody who owns common and preferred stock of Senior Care this information statement so they will be informed that a majority of the shareholders have taken certain actions that would normally require a shareholders meeting without holding such a meeting.

This Information Statement is being sent to you because you are a shareholder of either common or preferred stock in Senior Care.

What action did the majority of shareholders take?
--------------------------------------------------

A group of shareholders representing a total of 59.3% of the total voting stock outstanding in the company on the day of the vote, voted to amend the Articles of Incorporation to increase the capitalization of the company.

Why is it that a majority of shareholders can do these things without having to hold a meeting, being required to send out proxies to everyone?
-------------------------------------------------------------------------

The bylaws of Senior Care and Nevada law allow a majority of the shareholders to act to amend the Articles of Incorporation. They can also act to reelect directors. The reason they can do this is because this group acting together holds a majority of the outstanding common and preferred stock of Senior Care.

Is it necessary for me to do anything?
--------------------------------------

No. No other votes are necessary or required. The amendment to the Articles of Incorporation will be filed with the Secretary of State of the State of Nevada thirty (30) days after Senior Care mails out this Information Statement.

Who is paying for the mailing of this information statement?
------------------------------------------------------------

Senior Care will pay the costs of preparing and sending out this information statement. It will be sent to all common and preferred shareholders by regular mail.

Can I object to the actions of these shareholders?
--------------------------------------------------

The Nevada Revised Statutes do not provide for dissenter's rights in connection with an authorization to increase capitalization or to reelect directors.

Where can I get copies of this information statement or copies of Senior Care's annual report?
-----------------------------------------------------------------

Copies of this information statement and Senior Care's most recent annual report filed with the Securities & Exchange Commission [SEC] on Form 10KSB and most recent interim report filed with the SEC on Form 10QSB are available to shareholders at no charge upon request directed to:

                       Senior Care Industries, Inc.
                       Report Requests
                       410 Broadway, 2nd Floor
                       Laguna Beach, CA 92651

                                  1


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How do I know that the group of shareholders voting to raise the capitalization and to reelect directors was more than a majority?
-------------------------------------------------------------------------------

On June 3, 2002, the date of the written consent to action by the majority of common and preferred shareholders, there were 45,070,781 voting shares outstanding. Each share common and preferred stock was entitled to one vote. A total of 27,392,454 shares representing 59.3% of the outstanding shares of $.001 par value common and preferred stock of the company as of the Record Date, representing more than a majority of Senior Care's outstanding common and preferred consented to the actions taken to amend the Articles of Incorporation and to reelect directors for the ensuing year.

Who are the shareholders who voted to raise the capitalization of the company and to reelect directors?
---------------------------------------------------------------------

The list of shareholders who consented to these actions and the percentage of ownership of each is set forth below:

Title of             Name or Entity        Amount and Nature            Percent
Class                & Address             Of Beneficial Owner          Of Class
--------------------------------------------------------------------------------

Common           Robert A. Coberly           901,833                     2%
                 410 Broadway, 2nd Floor
                 Laguna Beach, CA 92651

Common           John Cruickshank            901,833                     2%
                 410 Broadway, 2nd Floor
                 Laguna Beach, CA 92651

Common           Scott Brake                 301,833                     0%
                 6157 Stonebridge
                 Westminster, CA 92683

Common           John Tanner                 201,833                     0%
                 West Gate House
                 Long Melford
                 Suffolk, UK C0109BR

Common           David Edwards               201,833                     0%
                 West Gate House
                 Long Melford
                 Suffolk, UK C0109BR

Common           Stephen Reeder              403,666                     0%
                 3450 E. Russell Road
                 Las Vegas, NV 89120

Common           Perdico Trust             1,300,000                     2%
                 c/o Stephen Reeder, Trustee
                 3450 E. Russell Road
                 Las Vegas, NV 89120

Common           Pacific Gold Mortgage     2,871,812                     6%
                 3450 Central Ave., Suite 1055
                 Phoenix, AZ 85012

Common           Stem Genetics, Inc.       3,000,000                     7%
                 3809 S.W. Temple, Suite D-1
                 Salt Lake City, UT 84115

Common           Hollingsworth Land Co.    1,142,857                     3%
                 30872 Pacific Coast Highway
                 Suite 189
                 Laguna Beach, CA 92651

Common           M&A Underwriters          9,307,811                    21%
                 410 Broadway, 2nd Floor
                 Laguna Beach, CA 92651

Common           Maxinvest Ltd.            1,142,857                     3%
                 c/o Kozina Tatiana
                 4 Rue de Castiglione
                 75001 Paris, France

                                        2

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Title of             Name or Entity        Amount and Nature            Percent
Class                & Address             Of Beneficial Owner          Of Class
--------------------------------------------------------------------------------

Common           Bayford Enterprises, Ltd. 1,142,857                     3%
                 c/o Kozina Tatiana
                 4 Rue de Castiglione
                 75001 Paris, France

Common           Marco Jordan              1,142,857                     3%
                 Physical Securities Dept
                 27 Reid Street
                 Hamilton, Bermuda HM12

Common           Henry Wiffen              1,142,857                     3%
                 Physical Securities Dept
                 27 Reid Street
                 Hamilton, Bermuda HM12

Common           Hudson Investors, Inc.    1,142,857                     3%
                 3809 S.W. Temple, Suite D-1
                 Salt Lake City, UT 84115

Common           Eiger Investments, Inc.   1,142,857                     3%
                 3305 W. Spring Mountain Road, Suite 60
                 Las Vegas, NV 89102

All of the persons and entities above named are believed to have sole voting and investment power with respect to the common shares beneficially owned by them, where applicable. The percentages of stock owned has been rounded to the nearest percentage of ownership.

Who was entitled to vote to raise the capitalization and to reelect directors?
------------------------------------------------------------------------------

Every person or entity who owned either common stock or preferred stock in Senior Care as of the close of business on June 3, 2002 was entitled to vote.

Who is entitled to receive notice of these actions by the majority of shareholders?
--------------------------------------------------------------------------------

Every person or entity who owned either common or preferred stock in Senior Care as of the date of this notice is entitled to receive a copy of this information statement. This date is called the Record Date and was set by the Board of Directors of the company.

Who was entitled to vote to increase the capitalization of the company and to reelect directors?
----------------------------------------------------------------------

The proposal discussed below to amend the articles of incorporation to raise the capitalization of the company had to be passed by a majority vote of the number of shares entitled to vote as represented by the shareholders present at a meeting including those appearing by proxy if a meeting had been held. A majority means one vote more than 50% of the number of shares voting. Since the shareholders who decided to amend the articles of incorporation held more than a majority of all of the shares outstanding which were entitled to vote, they could do this without a meeting by consent and then inform you of this action.

What actions were taken by a majority of the shareholders?
----------------------------------------------------------

There was one action taken. It was as follows:

Proposal No. 1:
---------------

To amend the Articles of Incorporation of Senior Care in the following manner:

To amend Article IV of the Articles of Incorporation, Capital Stock, filed August 26, 1999, as subsequently amended by the Articles of Agreement & Plan of Merger filed September 22, 1999 and subsequently amended on January 22, 2002 authorizing an aggregate number of common and preferred shares which the Corporation had the authority to issue being fifty five million [110,000,000] shares of voting stock with $.001 par value and that hereby the said authorization be increased to two hundred twenty million [220,000,000] shares of stock with $.001 par value so that Article IV of the Articles of Incorporation shall now read:

                                        3

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The corporation shall be authorized to issue 200,000,000 shares of Common Stock having a $.001 par value, and 20,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/ or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of shares. Shareholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common or preferred stock.

Who are the principal shareholders of the company?
--------------------------------------------------

The following chart sets forth the number of shares of our common stock beneficially owned by (i) each person who, as of June 3, 2002, was known by us to own beneficially more than five percent (5%) of our Common Stock and (ii) our officers and directors and (iii) officers and directors as a group.

NAME AND ADDRESS                     AMOUNT AND NATURE OF             PERCENT OF
OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP (1)(2)(3)   CLASS
-------------------                  ---------------------------      ----------
(i)  Pacific Gold Mortgage           2,871,812                        6%
     3450 Central Ave., Suite 1055
     Phoenix, AZ 85012

(ii) Officers and Directors
     The address for all officers and directors is 410 Broadway, 2nd Floor, Laguna Beach, CA 92651 unless otherwise noted

Mervyn A. Phelan, Sr.             10,307,811 (3)                     23%

Craig Brown                        1,041,183                          2%

Robert Coberly                       401,833                          2%

Scott Brake                          201,833                          0%
15555 Huntington Beach Lane
Huntington Beach, CA 92647

David Edwards                        201,833                          0%
Westgate House
Long Melford
Suffolk, UK CO109DR

John Tanner                          201,833                          0%
Westgate House
Long Melford
Suffolk, UK CO109DR

(iii) Officers &
Directors as a group              12,356,326                         27%
(includes shares held
by Aliso Circle Trust)

(1) All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days.

(2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

(3) Mervyn A. Phelan, Jr., the son of Mervyn A. Phelan, Sr., Chief Executive Officer of the Company, is president of M&A Underwrites, Inc. which owns a total of 9,307,811 common shares. A total of 1,000,000 shares is owned by the Aliso Circle Irrevocable Inter Vivos Trust where Mervyn A. Phelan, Jr., the son of the Chief Executive Officer, is the trustee.

                                        4

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Exhibits & Financial Statements
-------------------------------

Exhibit 3i   - Amendment to Articles of Incorporation

                                    By Order of the Board of Directors

                                    By: /s/ Mervyn A. Phelan, Sr.
                                    ----------------------------------
                                    Chairman of the Board of Directors

                                        5